EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of RSV Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2004 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Gerard R. Kunic, President, and Robert B. Kastan, Treasurer/Controller, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  February 18, 2005



/s/Gerard R. Kunic                  /s/Robert B. Kastan
-----------------------------       --------------------------------------------
Gerard R. Kunic                     Robert B. Kastan
President                           Treasurer/Controller
(Principal Executive Officer)       (Principal Financial and Accounting Officer)